Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

FundVantage Trust

(the “Trust”)

WHV International Equity Fund

(the “Fund”)

Supplement dated February 5, 2016 to Prospectus for the Fund dated September 1, 2015, as amended from time to time (the “Prospectus”).

The information in this supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

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WHV Investments, Inc. (“WHV” or the “Adviser”) has notified the Trust and its Board of Trustees that, effective February 28, 2016, Richard K. Hirayama, the current portfolio manager of the Fund, will retire from his positions with the Adviser and Hirayama Investments, LLC (the “Sub-Adviser”).  In anticipation of Mr. Hirayama’s retirement, effective February 15, 2016 (the “Effective Date”), the Adviser has designated its in-house Rivington portfolio management team comprised of Matthias Knerr, CFA, Chris LaJaunie, CFA and Andrew Manton (“Rivington”) to succeed Mr. Hirayama as portfolio managers of the Fund.  Effective with Rivington’s appointment, the Board of Trustees of the Trust has approved, among other things, (i) a change in the Fund’s investment strategy to reflect the Rivington Select International Equity Strategy, (ii) a reduction in the Fund’s investment advisory fee paid to the Adviser and (iii) the termination of the sub-advisory agreement among the Adviser, the Sub-Adviser and the Trust with respect to the Fund.  Information regarding the changes to the investment strategy, fees and portfolio management team is provided below.  Additionally, effective on the Effective Date, all references in the Prospectus with respect to Hirayama Investments, LLC as the Fund’s current Sub-Adviser or Mr. Hirayama as the Fund’s current portfolio manager are hereby deleted.

Change in Investment Strategy

Effective on February 15, 2016, the Fund’s investment strategy will change to reflect the Rivington Select International Equity Strategy.  The new strategy described below will replace the strategy described under “Summary of Principal Investment Strategies” on page 1 of the Prospectus and “Principal Investment Strategies” and “Other Investment Strategies and Policies” on page 6 of the Prospectus.  While the investment strategy and process implemented will change, the investment objective will not change.

WHV International Equity Fund Strategy

Summary of Principal Investment Strategies

The Fund primarily invests in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex USA index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Adviser anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI ex USA index will be approximately 20%. The Fund ordinarily invests in no fewer than three different countries outside the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. However, the Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies.  The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund has a policy to invest, under normal conditions, at least 80% of its net assets (plus borrowings for investment purposes) at the time of initial purchase, in equity or equity-related securities. This non-fundamental policy may be changed by the Board of Trustees of the Trust without shareholder approval upon sixty (60) days’ written notice to shareholders. The Fund’s investments in equity and equity-related securities include common and preferred stock, exchange-traded funds, convertible preferred stock, warrants and rights.

WHV implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. WHV then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Adviser believes have the ability to generate sustainable returns, regardless of sector or country.

WHV’s “life-cycle” screen classifies companies according to their cash flow returns and asset growth into one of the following five categories, which are independent of sector, industry or region classification:

•                  Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.

•                  Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.

•                  Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.

•                  Maturity: Companies characterized as earning a small positive spread above the cost of capital.

•                  Distress: Companies characterized as having returns driven down below the cost of capital.

WHV’s investment team actively invests across all five stages of the “life-cycle”, building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments.

Once the “life-cycle” screen has been applied, WHV uses a fundamental, bottom-up stock selection process. The team’s initial analysis includes researching a company’s business model, competitive landscape, management and financial statements. WHV’s investment team generally seeks companies which it believes have an attractive investment thesis and are, in the Adviser’s opinion, mispriced by the market. In constructing and maintaining the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

The Adviser will sell or reallocate a Fund’s securities if the Adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

Other Investment Strategies and Policies

The Fund considers foreign (or non-U.S. companies) to be companies that (i) have their principal securities trading market in a foreign country; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in foreign countries; (iii) are organized under the laws of, and have a principal office in, a foreign country, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in a foreign country or countries.

The Fund considers emerging market companies and frontier market companies to be companies that (i) have their principal securities trading market in an emerging country and a frontier market country, respectively; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries and frontier market countries, respectively; (iii) are organized under the laws of, and have a principal office in, an emerging country and frontier market country, respectively, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in an emerging country or countries and a frontier market country or countries, respectively. “Emerging countries” include those currently considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, and all countries represented in any widely-recognized index of emerging market securities. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The Fund currently considers each of the countries in the MSCI Emerging Markets Index to be emerging countries. “Frontier market countries” are a subset of emerging countries with even smaller national economies and include all countries represented in any widely-recognized index of frontier market securities. The Fund currently considers each of the countries in the MSCI Frontier Markets Index to be frontier market countries.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings.

The Fund may invest directly in foreign securities traded domestically or in foreign markets, or indirectly through shares of ADRs, International Depositary Receipts, GDRs and European Depositary Receipts (together, “Depositary Receipts”) and New York Registry Shares.

The Adviser may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of the Fund’s assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

In anticipation of or in response to adverse market or other conditions or atypical circumstances as determined by the portfolio manager, such as unusually large cash inflows or redemptions, a Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

Reduction in Investment Advisory Fee

In connection with the change of the Fund’s investment strategy, the Board of Trustees of the Trust approved, effective on the Effective Date, the reduction of the investment advisory fee payable by the Fund to the Adviser from 1.00% of the Fund’s average daily net assets to 0.74% of the Fund’s average daily net assets. Effective with the strategy change on the Effective Date, the Board also approved a decrease in the fee waiver and expense reimbursement arrangements with the Adviser to correspond with the decreased advisory fee. Under the new fee waiver and expense reimbursement arrangements the Adviser will reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” (as defined in Form N-1A) and brokerage commissions, do not exceed, 0.99% (on an annual basis) of the Fund’s average daily net assets. These expense limitation arrangements will remain in place until August 31, 2016, unless the Board approves their earlier termination.

Changes to the Portfolio Management Team

On the Effective Date, Matthias Knerr, CFA, Chris LaJaunie, CFA and Andrew Manton will be primarily responsible for the day-to-day management of the Fund. As of the same date, Mr. Hirayama will no longer be a member of the portfolio management team for the Fund.  Information with respect to each of the portfolio managers is set forth below:

Matthias Knerr, CFA

Matthias Knerr, CFA is a Senior Portfolio Manager of the Rivington Diversified International, Select International, and Global Equity by WHV strategies, focusing on the innovation and expansion stages of Rivington’s proprietary life cycle investment process and holding final decision-making authority on all investment decisions. He brings 20 years of investing experience to the team, most recently as the CIO of Global Equities at Victory Capital where he was also the lead manager on five investment strategies: Victory International Fund, Victory International Select, Global Equity, Global Select, and Global Select Long/Short. Additionally, Mr. Knerr served in various capacities at Deutsche Asset Management including lead manager of the DWS International and DWS International Select Equity strategies, co-manager of the

Deutsche Global Select Equity portfolio and the Bankers Trust European Equity Fund, and as global head of industrials research. He has a BS in Finance and International Business from Pennsylvania State University.

Chris LaJaunie, CFA

Chris LaJaunie, CFA is a Senior Portfolio Manager for the Rivington Diversified International, Select International, and Global Equity by WHV strategies, focusing on the deceleration stage of Rivington’s proprietary life cycle investment process. He brings 18 years of investing experience to the team, most recently as a co-lead portfolio manager of four investment strategies at Victory Capital: Victory International Fund, Victory International Select, Global Select, and Global Select Long/Short. Before Victory, Mr. LaJaunie was a lead analyst at Deutsche Asset Management on the DWS International and DWS International Select Equity investment strategies; a lead manager on a long/short global resources and commodities portfolio at Morgan Stanley Capital Strategies; and an analyst on the Emerging Markets Absolute Return Equities team at Oaktree Capital. He has an MA in English Language and Literature/Letters from Louisiana State University.

Andrew Manton

Andrew Manton is a Senior Portfolio Manager for the Rivington Diversified International, Select International and Global Equity by WHV strategies, focusing on the distress and maturity stages of Rivington’s proprietary life cycle investment process as a fundamental analyst and assisting with the quantitative portion of the process, including maintaining models used for the life cycle-based equity screen, as well as using risk management tools to aid in portfolio management decisions. He has 10 years of investing experience, previously serving as a Senior Research Analyst and a member of the Large Cap Global Equities team at Victory Capital Management since 2008, an analyst in both the fundamental Active Equities and Quantitative Strategies groups at Deutsche Asset Management, and an equity analyst at Merrill Lynch. He has a BS in Finance from the University of Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University.

The information in this supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with such documents. Investors should retain this supplement for future reference.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FundVantage Trust

(the “Trust”)

WHV International Equity Fund

(the “Fund”)

Supplement dated February 5, 2016 to Statement of Additional Information for the Fund dated September 1, 2015, as amended from time to time (the “SAI”).

The information in this supplement contains new and additional information beyond that in the currently effective SAI for the Fund dated on or before the date of this supplement and should be read in conjunction with the Fund’s Prospectus.

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Effective February 15, 2016, Matthias Knerr, CFA, Chris LaJaunie, CFA and Andrew Manton will be primarily responsible for the day-to-day management of the Fund. Accordingly, as of February 15, 2016, all references in the SAI with respect to Hirayama Investments, LLC as the Fund’s current Sub-Adviser or Mr. Richard K. Hirayama as the Fund’s current portfolio manager are hereby deleted and the following replaces the information in the section titled “Portfolio Manager” on page 55 of the SAI:

PORTFOLIO MANAGERS

Each Fund’s management is the responsibility of an investment professional or group of investment professionals employed by the Adviser.  The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible for the day-to-day management of the Fund, including information regarding:

i.                                                                 “Other Accounts Managed.” Other accounts managed by the Portfolio Managers for the fiscal year ended December 31, 2015;

ii.                                                             “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with the portfolio managers’ management of the Fund’s investments and investments of other accounts managed.  These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

iii.                                                         “Compensation.” A description of the structure of, and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the

Adviser or any other source with respect to managing the Fund and any other accounts for the fiscal year ended December 31, 2015; and

iv.                                                         “Ownership of Securities.” Information regarding the portfolio managers’ dollar range of equity securities beneficially owned in the Funds.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Portfolio Managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of December 31, 2015.

Types of Accounts	Total Number of Accounts Managed	Total Assets (million)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (million)
Matthias Knerr
Registered Investment Companies	2	$2.16	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	1	$0.04	0	$0.0
Chris La Jaunie
Registered Investment Companies	2	$2.16	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	1	$0.04	0	$0.0
Andrew Manton
Registered Investment Companies	2	$2.16	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	1	$0.04	0	$0.0

Material Conflicts Of Interest. The Adviser does not foresee any conflicts of interest that would arise in the management of the Funds with respect to other clients in the same strategies. The Adviser provides advisory services to other clients which invest in securities of the same type in which the Funds invest, and the portfolio managers provide portfolio management services to other accounts using a substantially similar investment strategies as they use with the Funds. Such relationships creates a potential conflict of interest between accounts subject to a higher fee and accounts with lower fees, such as the Funds. The side-by-side management of these accounts with a Fund may raise potential conflicts of interest relating to cross-trading, the allocation of investment opportunities and the aggregation and allocation of trades. The Adviser is aware of their obligation to ensure that when orders for the same securities are entered on behalf of the Funds and other accounts, that each Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. Portfolio Managers are paid a combination of base salaries and profit share bonuses.  Base salaries are market competitive based on experience, and assets under management.  Profit share bonuses accrue solely based on the Adviser’s profit from those strategies managed by Messrs. Knerr, La Jaunie and Manton.  Total compensation of a Fund’s portfolio managers is not directly related to the Fund’s performance.

Ownership of Shares of the Fund as of December 31, 2015. As of December 31, 2015, none of Messrs. Knerr, LaJaunie and Manton owned shares of the Fund.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.